UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2025

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1155 Dairy Ashford Road, Suite 425, Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01Completion of Acquisition or Disposition of Assets.

On August 4, 2025, Evolution Petroleum Corporation (the “Company” or “Evolution”), completed the acquisition of certain mineral and royalty interests in the SCOOP/STACK area of Oklahoma from a non-affiliated private seller (the “Transaction”) in a cash transaction valued at approximately $17.0 million, subject to customary post-closing adjustments. The Transaction has an effective date of May 1, 2025 (the “Effective Date”). The acquired assets include approximately 5,500 net royalty acres located primarily in Grady and Canadian Counties, Oklahoma. At the Effective Date, the acquired assets produce approximately 420 net barrels of oil equivalent per day, with a commodity mix of approximately 54% natural gas, 15% oil and 31% natural gas liquids. The Company expects to receive the vast majority of the cash flow earned between the Effective Date and the closing date, August 4, 2025, within the next 90 days through receipt of a final closing statement. The Transaction is not significant to the Company under SEC Rule 3-05 of Regulation S-X and thus the Company does not intend to prepare pro forma financial statements for the assets acquired.

The Transaction was funded through a combination of cash on hand and borrowings under the Company's existing credit facility.

Item 7.01Regulation FD Disclosure.

On August 6, 2025, the Company issued a press release disclosing the Transaction. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 7.01. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Evolution Petroleum Corporation Press Release dated August 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Date: August 6, 2025	By:	/s/ RYAN STASH
	Name:	Ryan Stash
	Title:	Senior Vice President and Chief Financial Officer